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IDS Life Accounts F,IZ,JZ,G,H,N,KZ,LZ&MZ (GVAC)
Registration No. 33-47309/811-3217

EXHIBIT INDEX

10.  Consent of Independent Auditors.

11.  Financial Statement Schedules and Report of Independent
     Auditors.

14.  Financial Data Schedules.

15.  Power of Attorney dated March 12, 1997.